Exhibit 32.1


            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Menderes Akdag, Chief Executive Officer (principal executive officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended December 31, 2003 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
       13(a) of the Securities Exchange Act of 1934, as amended;
       and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                By: /s/ Menderes Akdag
                                   -----------------------------
                                   Menderes Akdag

                                Date: February 6, 2004